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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): November 19, 2001


                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)


     CANADA                         001-15503                       N/A
(State or Other              (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)


495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                K2K-3G1
    (Address of Principal Executive Offices)                    (Zip Code)


                                 (613) 236 2263
              (Registrant's Telephone Number, Including Area Code)


                               E-CRUITER.COM INC.
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

           On November 19, 2001, Workstream Inc. (the "Company") announced that it has changed its name from "E-Cruiter. com Inc." to "Workstream Inc." The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

           (c) Exhibits

           Exhibit 99.1 - Press Release issued on November 19, 2001 by the
                          Company.













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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 19, 2001
                                           Workstream Inc.

                                           By: /s/ Michael Mullarkey
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                                               Name: Michael Mullarkey
                                               Title: Chief Executive Officer















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                                  Exhibit Index


Exhibit 99.1 - Press Release issued on November 19, 2001 by the Company.














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